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                                                                   Exhibit 10.18



                              TERMINATION AGREEMENT




                                December 29, 2003

Lincolnshire Funding, LLC
500 Staples Drive
Framingham, MA  01702

Staples, Inc.
500 Staples Drive
Framingham, MA  01702

       Re: LINCOLNSHIRE FUNDING, LLC (THE "SELLER")


Ladies and Gentlemen:

       Reference is made to that certain Receivables Purchase Agreement dated October 27, 2000 among Seller, Staples, Inc. ("SERVICER"), CRC Funding, LLC (as successor to Corporate Receivables Corporation, "CRC"), Citibank, N.A. ("CITIBANK"), Lloyds TSB Bank plc ("LLOYDS" and together with Citibank, the "COMMITTED PURCHASERS") and Citicorp North America, Inc., as agent (the "AGENT") (as amended prior to the date hereof, the "RECEIVABLES PURCHASE AGREEMENT"). Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Receivables Purchase Agreement.

       The Agent and the Purchasers have been advised that the Seller intends to terminate the Facility Documents and the Agent and the Purchasers hereby waive any obligation of the Seller to provide prior notice of such termination.

       In connection therewith, the Agent hereby confirms that the aggregate amount necessary to purchase all Receivables Interests transferred to the Agent for the benefit of the Purchasers under the Facility Documents (including the Committed Purchasers in their capacity as Liquidity Providers to CRC), together with the aggregate of all other amounts owed to the Agent and the Purchasers under the Facility Documents, if paid no later than 12:00 noon New York time on or before December 29, 2003 (the "PAYOUT DATE") in same day funds, will be $25,051,970.81 (the "PAYOUT AMOUNT"). The Payout Amount includes, without limitation, (i) the aggregate outstanding Capital of the Receivables Interests under the Receivables Purchase Agreement, (ii) all accrued Yield under the Receivables Purchase Agreement and (iii) all fees, expenses and other amounts payable by the Seller or any of its affiliates under any of the Facility Documents. The Agent confirms that payment in full of the Payout Amount on or before the


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Payout Date will not cause any prepayment penalty or other charge under the
Facility Documents which is not included in the Payout Amount.

       Payment of the Payout Amount should be made by wire transfer in accordance with the instructions given by the Agent to the Seller.

       Each of the parties hereto hereby acknowledges and agrees that, in consideration of the payment in full of the Payout Amount on the Payout Date as described above, upon the Agent's receipt of such payment in immediately available funds:

(i) notwithstanding anything in the Facility Documents to the contrary, (A) all of the Facility Documents to which any Purchaser, any Liquidity Provider or the Agent is a party will be terminated and none of the parties thereto will have any further obligations or liabilities thereunder, except for any obligations that are expressly stated by their terms to survive termination of such Facility Documents and (B) each of the Agent, the Purchaser, the Committed Purchasers and CRC hereby terminate their interest in and rights under all of the other Facility Documents not terminated pursuant to clause (A) above and none of the parties thereto will have any further obligations or liabilities thereunder to or with respect to the Agent, the Purchasers, or the Liquidity Providers, except for any obligations that are expressly stated by their terms to survive termination of such Facility Documents;

(ii) each Purchaser and the Agent shall be deemed to have assigned (without the need for any further action by any party hereto or any other Person) to Seller all of its right, title and interest in and to the Receivables Interests and other assets (and interests therein) transferred to it under the Facility Documents, such assignment to be made without representation or warranty of any kind, other than the representation and warranty herein made by each Purchaser and the Agent that such Receivables Interests and such other assets (and interests therein) are free and clear of any Adverse Claim created or granted by such Purchaser or the Agent;

(iii) all ownership interests, security interests, liens and other encumbrances granted to, or otherwise existing in favor of, the Agent and the Purchasers in respect of the Receivables Interests, any Receivables Assets (including, without limitation, the Receivables, the Related Security and Collections) or other assets of the Seller shall hereby be automatically released;

(iv) the Agent shall, (i) at the expense of Seller, promptly execute and deliver, and hereby authorizes the Seller to file or deliver or cause to be filed or delivered, such instruments and documents as Seller may reasonably request for the purpose of evidencing the assignment and release described above including, without limitation, for the purpose of (a) terminating each UCC-1 Financing Statement and account control agreement filed in connection with the Facility Documents and (b) terminating each Lock-Box Agreement executed in connection with the Facility Documents and (ii) deliver or cause to be delivered to Seller as soon as practicable, any and all collateral or other assets which had been delivered to the Agent or the Purchasers in connection with the Facility Documents, together with all necessary endorsements and other instruments and documents as Seller may reasonably request and at the expense of Seller, for the purpose of evidencing the assignment and release described above; and


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(v) Each of the Agent and each Purchaser hereby (x) consent to any modification or termination of (1) any of the Facility Documents not terminated by this letter agreement, (2) the Amendment Agreement dated October 27, 2000 to the Franchise Agreement dated February 1, 1998 between Staples The Office Superstore, Inc. and Staples The Office Superstore East, Inc., and (3) the Amendment Agreement dated October 27, 2000 to the Franchise Agreement dated February 1, 1998 between Staples The Office Superstore, Inc. and Staples Contract & Commercial, Inc., and (y) relinquishes any and all rights under or in connection with, including any modification or termination of, that certain Operating Agreement dated February 1, 1998 between The Business Depot, Ltd. and Staples The Office Superstore, Inc., in each case in a manner which is not inconsistent with the termination and release provided herein.

       The Agent agrees that, upon confirmation of receipt by the Agent of the Payout Amount on the Payout Date as described above, Seller and its respective agents and representatives shall be authorized to file UCC termination statements with respect to all financing statements filed in connection with the Facility Documents.

       The agreements contained herein shall be binding upon the parties hereto and their respective successors and assigns. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK BUT OTHERWISE WITHOUT REGARDS TO THE LAW OF CONFLICTS.

                            [signature pages follow]










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       This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

                                 Very truly yours,


                                 CRC FUNDING, LLC


                                 By: Citicorp North America, Inc., as Attorney-
                                     in-Fact


                                 By:  /s/ RICHARD C. SIMONS
                                      ---------------------
                                        Name: Richard C. Simons
                                        Title: Vice President


                                 CITIBANK, N.A., as a Committed Purchaser




                                 By:  /s/ RICHARD C. SIMONS
                                    -----------------------
                                    Name: Richard C. Simons
                                    Title: Vice President


                                 LLOYDS TSB BANK plc, as a Committed Purchaser




                                 By: /s/ MING LIU
                                     ------------
                                    Name: Ming Liu
                                    Title: Assistant Vice President of
                                           Structured Finance





                                 CITICORP NORTH AMERICA, INC., as Agent


                                 By: /s/ RICHARD C. SIMONS
                                    ----------------------
                                    Name: Richard C. Simons
                                    Title: Vice President


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Agreed to this 29th day of December, 2003:

LINCOLNSHIRE FUNDING, LLC


By:  /s/ ROBERT K. MAYERSON
     ----------------------
        Name: Robert K. Mayerson
        Title: President



STAPLES, INC.


By: /s/ ROBERT K. MAYERSON
    ----------------------
        Name: Robert K. Mayerson
        Title: Senior Vice President, Finance and Treasurer










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